UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 17, 2016

BARRACUDA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3175 S. Winchester Blvd.

Campbell, California 95008

(Address of principal executive offices, including zip code)

(408) 342-5400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 17, 2016, Barracuda Networks, Inc., a Delaware corporation (“Barracuda”), completed its acquisition of Sookasa Inc., a Delaware corporation (“Sookasa”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 16, 2016, by and among Barracuda, Sookasa and S Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Barracuda (the “Merger Sub”).

Pursuant to the Merger Agreement, the Merger Sub merged with and into Sookasa, with Sookasa continuing as the surviving corporation and a wholly-owned subsidiary of Barracuda (the “Merger”). The aggregate consideration payable in exchange for all of the outstanding equity interests of Sookasa was $250,001 and the issuance of 10,000 shares of the Company’s common stock, which includes the repayment of certain indebtedness of Sookasa.

The foregoing description of the acquisition and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Barracuda Networks, Inc., Sookasa Inc. and S Acquisition Corp., dated as of March 16, 2016.*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Barracuda Networks, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

By:	/s/ Diane C. Honda
Diane C. Honda
Vice President, General Counsel & Secretary

Date: March 23, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Barracuda Networks, Inc., Sookasa Inc. and S Acquisition Corp., dated as of March 16, 2016.*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Barracuda Networks, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.